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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 1, 2000


                                  ZIPLINK, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     DELAWARE                                       000-26147                            04-3457219
(State or other jurisdiction                        (Commission File                   (IRS Employee
of incorporation)                                   Number)                            Identification No.)


900 CHELMSFORD STREET, TOWER 1, FIFTH FLOOR, LOWELL, MASSACHUSETTS                           01851
(Address of principal executive offices)                                                  (Zip Code)


Registrant's telephone number, including area code: (978) 551-8100


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On December 1, 2000, Ziplink, Inc. ("Ziplink") issued the press release filed hereunder as Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(a)      Pro Forma Financial Information.

         Not applicable.

(a)      Exhibit.  The following Exhibit is filed as part of this report:

     EXHIBIT NO.                                DESCRIPTION

        99.1                       Press Release issued December 1, 2000.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    ZIPLINK, INC.



Date: December 1, 2000                              By: /s/ Albert A. Gabrielli
                                                        -----------------------
                                                        Albert A. Gabrielli
                                                        Chief Financial Officer


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                                INDEX TO EXHIBITS


     EXHIBIT NO.                                    DESCRIPTION

        99.1                             Press Release issued December 1, 2000.